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                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our reports dated February 8, 1999 incorporated by reference or included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No. 33-88264) and Form S-3 (File No. 33-88236).




                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 29, 1999














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